U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 20, 2002
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Commission File Number 33-67254
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                   COMMERCIAL BANKSHARES, INC.
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  (Exact name of Registrant as specified in its charter)




               FLORIDA                  65-0050176
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 (State or other jurisdiction of      (IRS Employer
  incorporation or organization)    Identification No.)



    1550 S.W. 57th Avenue, Miami, Florida       33144
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   (Address of principal executive offices)   (Zip Code)


                      (305) 267-1200
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   (Registrant's Telephone Number, including area code)





CLASS                            OUTSTANDING AT JUNE 20, 2002
-----                            ----------------------------
COMMON STOCK, $.08 PAR VALUE	   3,636,354 SHARES









                       REPORT INFORMATION

Item 5.  Other events

Commercial Bankshares, Inc. (the Company), has extended its stock repurchase plan whereby up to $4 million can be used to buy shares of Commercial Bankshares, Inc.
common stock in open market and negotiated transactions during the next 24 months. This represents approximately
7.5% of the Company's $53 million in shareholders' equity as of May 31, 2002.







SIGNATURES


Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Commercial Bankshares, Inc.
---------------------------
     (Registrant)




  /s/ Barbara E. Reed
-----------------------
Senior Vice President &
Chief Financial Officer



Date:   June 21, 2002
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